HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	August 19, 2004

DISTRIBUTION SUMMARY
	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Class (1)	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
1A-1	$143,493,330.57	$3,872,524.95	$199,694.89	$0.00	$0.00	$0.00	$0.00	$139,620,805.62
A-X	$506,291,684.13	$0.00	$757,427.81	$23,074.02	$0.00	$0.00	$0.00	$491,441,873.89
2A-1	$331,308,357.24	$10,988,332.52	$461,070.80	$0.00	$0.00	$0.00	$0.00	$320,320,024.72
B-1	$11,476,445.67	$4,392.18	$18,744.86	$0.00	$0.00	$0.00	$0.00	$11,472,053.49
B-2	$6,830,697.91	$2,614.19	$13,718.32	$0.00	$0.00	$0.00	$0.00	$6,828,083.72
B-3	$4,371,884.80	$1,673.18	$8,780.20	$0.00	$0.00	$0.00	$0.00	$4,370,211.62
B-4	$3,004,554.51	$1,149.88	$6,034.15	$0.00	$0.00	$0.00	$0.00	$3,003,404.63
B-5	$3,551,288.18	$1,359.12	$7,132.17	$0.00	$0.00	$0.00	$0.00	$3,549,929.06
B-6	$2,190,245.82	$838.23	$4,398.74	$0.00	$0.00	$0.00	$0.00	$2,189,407.59
A-R	$0.00	$0.00	$0.02	$0.00	$0.00	$0.00	$0.00	$0.00
TOTAL(2):	$506,291,684.29	$14,872,884.25	$1,477,001.96	$23,074.02	$0.00	$0.00	$0.00	$491,441,874.06

	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
A-X(3)	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Component	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
PO-1	$32,782.98	$0.00	N/A	$11,761.33	N/A	$0.00	N/A	$44,544.31
PO-2	$32,096.61	$0.00	N/A	$11,312.69	N/A	$0.00	N/A	$43,409.30
(1) Class A-X is comprised of an IO Component and Group Related PO components, and the Balance reflected for this Certificate is a Notional Amount.
(2) Total includes PO Component amounts.
(3) Original Principal Amount of PO-1 and PO-2 is $0.00.
			AMOUNTS PER $1,000 UNIT
				Class Accrued	Deferred	Realized Loss of	Ending	Current Period
	Original	Cusip	Principal	Interest	Interest/	Principal and/or	Current Principal	Pass-Through
Class	Face Value (1)		Distribution	Distributed	Neg-Am	Writedown	Amount	Rate
1A-1	$150,000,000.00	41161PDK6	25.81683300	1.33129927	0.00000000	0.00000000	930.80537080	1.67000%
A-X	$550,777,437.00	41161PDM2	0.00000000	1.37519760	0.04189355	0.00000000	892.26943748	1.84993%
2A-1	$369,107,000.00	41161PDL4	29.77004641	1.24915214	0.00000000	0.00000000	867.82430222	1.67000%
B-1	$11,566,000.00	41161PDP5	0.37974927	1.62068649	0.00000000	0.00000000	991.87735518	1.96000%
B-2	$6,884,000.00	41161PDQ3	0.37974869	1.99278327	0.00000000	0.00000000	991.87735619	2.41000%
B-3	$4,406,000.00	41161PDR1	0.37975034	1.99278257	0.00000000	0.00000000	991.87735361	2.41000%
B-4	$3,028,000.00	41161PDS9	0.37974901	1.99278402	0.00000000	0.00000000	991.87735469	2.41000%
B-5	$3,579,000.00	41161PDT7	0.37974853	1.99278290	0.00000000	0.00000000	991.87735680	2.41000%
B-6	$2,207,337.00	41161PDU4	0.37974718	1.99278135	0.00000000	0.00000000	991.87735720	2.41000%
A-R	$100.00	41161PDN0	0.00000000	0.20000000	0.00000000	0.00000000	0.00000000	3.66746%

Please contact the Bondholder relations Department of U.S. Bank National Association at (800) 934-6802 with any questions regarding this statement or your distribution.
U.S. BANK NATIONAL ASSOCIATION

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	August 19, 2004

Principal Distributions and Mortgage Loan Balance:	Group 1	Group 2	Total
Beginning Balance	$152,636,569.43	$353,655,114.70	$506,291,684.13
Scheduled Principal	$57,636.03	$136,085.91	$193,721.94
Curtailments & Curtailment Adjustments	$55,330.81	$105,918.85	$161,249.66
Prepayments	$3,762,998.25	$10,754,914.41	$14,517,912.66
Net Liquidation Proceeds	$0.00	$0.00	$0.00
Repurchases (pursuant to Section 7.03)	$0.00	$0.00	$0.00
Total Principal Distribution	$3,875,965.09	$10,996,919.17	$14,872,884.26
Current Realized Losses	$0.00	$0.00	$0.00
Negative Amortization	$11,761.33	$11,312.69	$23,074.02
Ending Balance	$148,772,365.67	$342,669,508.22	$491,441,873.89

Scheduled Interest and reductions from:
Scheduled Interest	$517,917.83	$1,149,639.54	$1,667,557.37
Less Servicing Fee	$47,698.93	$110,517.12	$158,216.05
Less LPMI	$3,308.21	$4,564.83	$7,873.04
Less Deferred Interest	$11,761.33	$11,312.69	$23,074.02
Less Net Prepayment Interest Shortfall	$0.00	$0.00	$0.00
Less Relief Act Interest Shortfall	$0.00	$0.00	$0.00
Less Trustee Fee	$228.95	$530.48	$759.44
Less Custodial Fee	$190.80	$442.07	$632.86
Total Interest Distribution	$454,729.61	$1,022,272.35	$1,477,001.96

Available Funds:	$4,330,694.70	$12,019,191.52	$16,349,886.22

Mortgage Loan Characteristics:
Weighted Average Loan Rate	4.07177%	3.90088%	3.95240%
Weighted Average Net Loan Rate	3.66746%	3.50709%	3.55544%
Weighted Average Adjusted Cap Rate	3.57500%	3.46871%	3.50075%
Number of Loans	824	892	1,716
Weighted Average Remaining Term	353	354	354
Mortgage Loan Balance of One-Month LIBOR Loans	$65,158,969.46	$177,995,006.19	$243,153,975.65
Mortgage Loan Balance of COFI Loans	$27,722,300.09	$29,485,467.15	$57,207,767.24
Mortgage Loan Balance of MTA Loans	$55,891,096.12	$135,189,034.88	$191,080,131.00
Cumulative Realized Losses	$0.00	$0.00	$0.00
Cumulative Liquidation Proceeds	$0.00	$0.00	$0.00
Advances			$128,576.25
Unreimbursed Advances			$134,177.68

Undercollateralization Payments:
Principal Deficiency Amount	$0.00	$0.00	$0.00
Accrued Interest Amount	$0.00	$0.00	$0.00

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	August 19, 2004

Certificate Group principal percentages:	Group 1	Group 2
Senior Percentage	94.031276%	93.690276%
Senior Prepayment Percentage	100.000000%	100.000000%
Subordinate Percentage	5.968724%	6.309724%
Subordinate Prepayment Percentage	0.000000%	0.000000%

Loss Coverage Amounts:
Special Hazard Loss Coverage Amount				$5,062,916.84
Fraud Loss Coverage Amount				$16,523,323.00
Bankruptcy Loss Coverage Amount				$135,436.00

Delinquency Information for Mortgage Loans as of the end of the Prior Calendar Month:
	30-59 Days Delinquent		60-89 Days Delinquent		90 or more Days Delinquent
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance
Group 1	0	$0.00	1	$81,841.99	0	$0.00
Group 2	1	$378,484.05	0	$0.00	0	$0.00
Total	1	$378,484.05	1	$81,841.99	0	$0.00
*Note: The above statistics do not include loans in foreclosure or REO properties.

	Foreclosure		Bankruptcy		REO
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance	Book Value
Group 1	0	$0.00	0	$0.00	0	$0.00	$0.00
Group 2	0	$0.00	0	$0.00	0	$0.00	$0.00
Total	0	$0.00	0	$0.00	0	$0.00	$0.00

Basis Risk Shortfall:
	Priod Unpaid	Total	Basis Risk	End Unpaid
Class	Basis Risk	Basis Risk	Paid	Basis Risk
1A-1	$0.00	$0.00	$0.00	$0.00
2A-1	$0.00	$0.00	$0.00	$0.00

Class Certificate/Apportioned Principal Balance:
Class	Group 1	Group 2
1A-1	$139,620,805.62	N/A
A-X	$44,544.31	$43,409.30
2A-1	N/A	$320,320,024.72
B-1	$3,325,880.11	$8,146,173.38
B-2	$1,979,539.92	$4,848,543.80
B-3	$1,266,974.56	$3,103,237.06
B-4	$870,721.51	$2,132,683.12
B-5	$1,029,165.22	$2,520,763.84
B-6	$634,734.42	$1,554,673.17

Recoveries:	Group 1	Group 2	Total
Current Recoveries	$0.00	$0.00	$0.00
Cumulative Recoveries	$0.00	$0.00	$0.00